Exhibit 99.2

First Quarter Earnings Call
May 3, 2007

Cautionary Statements And Factors That
May Affect Future Results
Any statements made in this presentation about future operating results or other future events are forward-looking statements under the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from such forward-looking statements. A discussion of factors that could cause actual results or events to vary is contained in the Appendix to this presentation and in the Company’s SEC filings.

J. H. Miller
P. Farr
W. H. Spence

Agenda
•
First Quarter 2007 Earnings and
Review of Longer-Term Earnings and Outlook
•
First Quarter Operating Results,
2007 Forecast and Financial
Overview
•
Operational Review
•
Q&A

$1.00
$0.50
$0.00
$0.73
$0.52
1Q 2006
1Q 2007

$1.00
$0.50
$0.00
$0.68
$0.65
1Q 2006
1Q 2007

Solid First Quarter Results
Earnings from Ongoing Operations
Per
share

Note: See Appendix for the reconciliation of reported earnings and earnings from ongoing operations.
Per
share
Reported Earnings

$4.00
$3.00
$2.00
$1.00
$0.00
$2.25
$2.35
$3.50
2006A**
2007
2010

Forecast

*
* Midpoint of $2.30 to $2.40 earnings forecast. ** Earnings from ongoing operations – See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations
Strong Long-Term Earnings Growth

	1st Quarter
	2007	2006	Variance
Supply	$0.32	$0.32	$ -
Pennsylvania Delivery	0.15	0.15	-
International Delivery	0.18	0.21	(0.03)
Total	$0.65	$0.68	$(0.03)

(Dollars per Share)

Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.
Ongoing Earnings Overview

	1st Quarter
Q1 2006 EPS – Ongoing Earnings		$0.32
Margins – East	($0.01)
Margins – West	(0.01)
Synfuel	0.03
Income Taxes & Other	(0.01)
Total		0.00

Q1 2007 EPS – Ongoing Earnings		$0.32
(Dollars per Share)

Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.
Supply Segment
Earnings Drivers

	1st Quarter
Q1 2006 EPS – Ongoing Earnings		$0.15
Delivery Margins	$0.02
O&M	(0.01)
Income Taxes & Other	(0.01)
Total		0.00

Q1 2007 EPS – Ongoing Earnings		$0.15

(Dollars per Share)
Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.
Pennsylvania Delivery Segment
Earnings Drivers

	1st Quarter
Q1 2006 EPS – Ongoing Earnings		$0.21
Delivery Margins	($0.02)
O&M	(0.01)
Income Taxes & Other	(0.02)
Foreign currency translation	0.02
Total		(0.03)
Q1 2007 EPS – Ongoing Earnings		$0.18
(Dollars per Share)

Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.
International Delivery Segment
Earnings Drivers

$2.50
$2.25
$2.00
$1.75
$1.50
$1.25
$1.00
2005A
2006A
2007
Forecast

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2007 Ongoing Earnings Forecast
EPS
$2.08
(Dollars per Share)
$2.25
$2.30
to
 $2.40

Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.

$2.25
Energy
Margins
$0.22
International
Delivery
Margins
$0.07
U.K.
Liquidations
($0.07)
O&M
($0.03)
Depreciation
($0.05)
Income Taxes
 & Other
($0.04)
$2.35*
(Dollars per Share)

*Midpoint of forecast Note: See Appendix for the reconciliation of reported earnings and earnings from ongoing operations.
2007 Ongoing Earnings Contributions

$1,100
$900
$700
$500
$300
$100
-$100
-$300
2006A
2007
2008
2009
2010
Free cash flow before dividends

Millions

Note: See Appendix for the reconciliation of cash flow measures.
Cash Flow Forecast

$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
$0.82
$0.92
$1.00
$1.10
$1.22
2004
April 2005
October 2005
April 2006
April 2007*

ppl

$/share
Annualized
Dividend Payout Ratio Greater than
50% after 2006

*Annualized rate based on quarterly dividend declared in February 2007.

Operational Update
•
Scrubbers expected to be completed on
schedule and on budget
•
Generation uprates remain on schedule
•
PUC action expected shortly regarding PPL
Electric Utilities’ POLR transition proposal
•
PPL EU filed for $83.6 million rate increase
•
Continued strength of customer service at
delivery businesses
•
Divestitures of Latin American and
telecommunications businesses

$3,000
$2,500
$2,000
$1,500
$1,000
Remarketing of POLR supply
Plant uprates and availability
New wholesale contracts
POLR increases
2006 Base
2006A
2007
2008
2009
2010

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$1,675
$1,818
$1,845
$1,984
$2,748
Supply Margins
(Millions)

Key Drivers of Margin Growth

Existing Constraint
Constrained Region
Montour
Brunner Island
Holtwood
Wallenpaupack
Martins Creek
Keystone
Conemaugh
Safe Harbor
Lower Mt. Bethel
PA Combustion Turbines
Susquehanna
Constrained Region
PJM Projected
Constrained Region
Beginning in 2009

Source:  Map developed based on PJM RPM
              Planning Period Parameters.
Growing Constrained Region in PJM
Increases Value of PPL Generation

RPM Auction Provided Robust Prices

PJM 2007/08 Planning Year
$/MWD
$220.00
$200.00
$180.00
$160.00
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$0.00
PJM Market Trial Results
April 2007 Auction Results
$18.32
$40.80
$129.33
$197.67
$103.28
$188.54
Rest of Pool
Eastern MAAC
Southwest MAAC

PPL Capacity Hedge Position			
2007	2008	2009	2010
97%	94%	87%	0%

- 08/09 Planning year auction – July 2007
- 09/10 Planning year auction – Oct. 2007
- 10/11 Planning year auction – Jan. 2008

16

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EAST
PJM
On-Peak
Off-Peak
ATC(2)
WEST
Mid-Columbia
On-Peak
Off-Peak
ATC(2)
GAS
NYMEX Price(3)
(1) Market prices based on the average of broker quotes as of 3/30/2007.
(2) 24-hour average.
(3) NYMEX forward gas price on 3/30/2007.
(4) Prices at 12/2005 when 2010 forecast of $3.50 was developed.

2010
Actual
Forward (1)
2006
2007
2008
2010
         $62                      $76                        $79                       $73                    $72
         $37                      $47                        $49                      $48                     $48
         $51                      $61                        $63                      $60                     $59
        $50                      $56                         $68                       $65
        $39                      $43                         $54                       $52
        $45                      $50                         $62                       $59
        $7.25                  $8.24                      $8.70                   $7.98                $8.00

At 12/05 (4)
Market Prices

	2007	2008	2009
Electricity Sales
East	96%	100%	97%
West	100%	100%	77%
Total	97%	100%	94%
Coal
East	96%	82%	74%
West	100%	100%	78%
Total	97%	87%	75%
Current Hedge Positions - Electricity and Fuel

PPL's Generation Portfolio

Total Domestic Generation: 11,196 MW

Planned Uprate Projects: 355 MW

East	9,907 MW*
Coal	3,454*
Nuclear	2,120
Oil	1,722
Gas	1,524
Hydro	337
CTs	451
QFs	299
Nuclear Uprate (2008-2010)	143
Hydro Uprate (2011)	125
Coal Uprate (2007-2009)	37

West	1,289 MW
Coal	687
Hydro	602
Coal Uprate (2007-2008)	10
Hydro Uprate (2007)	12
Hydro Uprate (2011)	28

*Reflects reduction of 300 MW at Martins Creek that PPL has agreed to shut down by September 2007 and 60 MW expected loss due to increased plant usage during scrubber operation.

A-3

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■
In 2007, 94% of our owned generation output
is expected to be produced at a fuel cost of
approximately $16/MWh or less.
PPL Supply Business Overview
Production GWh

Gas/Oil
32%
Coal
39%
Nuclear
18%
Hydro
8%
QFs 3%
Installed Capacity MW
Gas/Oil
6%
Coal
56%
Nuclear
30%
Hydro
8%

 Proactive Coal Supply Management
Supports Growth in Margins
Projected 2007 Coal Supply

Central PA
17%
PRB
 6%
Montana
Mine-mouth
21%
Central
Appalachia
11%
Southwest PA
45%
•
Supply region diversity
•
Fleet trains (1600 cars)
•
Average delivered costs
–
4%-5% annual
increase
2006 to 2010

Non-Trading Economic Hedge Example

(Thousands of Dollars – pre-tax)	Q4 2006	Q1 2007	Q2 2007	Total	
Earnings from ongoing operations	$ -	$2,160	$2,160	$4,320	Cash Margins
Unrealized MTM gain/(loss)	1,296	(1,512)	216	-	Non-cash MtM
Reported Earnings	$1,296	$648	$2,376	$4,320	

432,000*(68-65)=$1,296

216,000*(64-68)=($864)
216,000*(65-68)=($648)
($1,512)

216,000*(65-64)=$216

A-6

ppl

•
PPL enters into a sales contract to deliver 100 MWs per hour ATC from January through June 2007 for $75/MWh. This contract receives accrual accounting.
•
On October 1, 2006, PPL enters into a corresponding forward purchase at
$65/Mwh to “lock in” a gross margin of $10/MWh.
Assumed market prices at the end of each quarter:
                                        Q4 2006                $68/MWh
                                        Q1 2007                $64/MWh
                                        Q2 2007                $65/MWh
•
As the power is sold PPL will recognize $10/MWh and any mark-to-market gain or loss will reverse.

Key Drivers/Challenges Through 2010
•
Increased prices for POLR sales
•
Expiration of supply contracts remarketed at
current forward prices
•
Power plant uprates
•
Net economic benefits from the installation of
scrubbers at the Montour and Brunner Island
coal-fired power plants
•
Increased fuel and O&M costs
•
Loss of synfuel tax credits and increased
replacement coal costs
•
Cost of compliance with evolving environmental
regulation

$/MWh
0
10
20
30
40
50
60
$42.30
$42.70
$43.30
$44.10
$47.80
$48.40
$49.10
$50.20
2002
2003
2004
2005
2006
2007
2008
2009

Increasing Prices Under the POLR Contract

Montour Unit #2 Absorber

In-Service Dates
Montour 1	Q1-08
Montour 2	Q2-08
Brunner Island 3	Q4-08
Brunner Island 1 & 2	Q2-09
Scrubbers Expected to be Completed
on Budget and on Schedule

PPL Proposal to Transition to
Competitive Electricity Markets
•
Conduct procurements for 2010 POLR supply in
March and September of 2007, 2008 and 2009
•
Reduce the risk of customer exposure to price
spikes in wholesale markets
•
PUC approval would remove risk for PPL Electric
Utilities by ensuring a pre-approved process is in
place to reflect market prices in customer rates
•
PUC action expected in the first half of 2007

Amount of distribution revenue increase request	$83.6 million
% Total revenue increase	2.7%
% Distribution revenue increase	13%
	12/31/2006	Proposed
Distribution rate base	$1,925 million	$2,023 million
Rate of return on rate base	6.62%	8.36%
Common equity	42.6%	43.1%
Return on equity	7.32%	11.50%

Sensitivity: 1% change in ROE = $16.0 million
PPL Electric Utilities
Distribution Rate Case Facts

(Millions of Dollars)

	2006	2007	2008	2009	2010
Cash from Operations	$1,758	$1,642	$1,779	$1,679	$2,082
Increase/(Decrease) in cash due to:
Transition Bond Repayment	(282)	(294)	(310)	-	-
Capital Expenditures	(1,394)	(1,732)	(1,397)	(1,212)	(1,168)
Other Investing Activities-net	85	130	19	(2)	34
Free Cash Flow before Dividends	$167	$(254)	$91	$465	$948

Reconciliation of Cash from Operations
to Free Cash Flow before Dividends

$2,000
$1,600
$1,200
$800
$400
$0
$324
$198
$238
$738
$316
$340
$1,100
$315
$317
$796
$272
$329
$580
$295
$337
$522
$304
$342
$564
$356
$351
2005A
2006A
2007E
2008E
2009E
2010E
2011E
Supply
PA Delivery
International Delivery

ppl

Millions
$1,394
$1,168
$1,271
$1,212
$1,397
$811
$1,732

Capital Expenditures by Segment

Supply	Pennsylvania Delivery	International Delivery	Total
Qtr. Ending Mar. 31, 2007				
Reported earnings	$117	$58	$28	$203
Special Items:				
MTM adj's from energy-related, non-trading economic hedges	10			10
PJM billing dispute	(1)			(1)
Divestiture of Latin American businesses			(40)	(40)
Impairment of telecommunications assets	(18)			(18)
	(9)		(40)	(49)
Earnings from ongoing operations	$126	$58	$68	$252
Qtr. Ending Mar. 31, 2006				
Reported earnings	$143	$56	$81	$280
Special Items:				
MTM adj's from energy-related, non-trading economic hedges	7			7
Off-site remediation of ash basin leak	1			1
Enron reserve adjustment	9		1	10
	17		1	18
Earnings from ongoing operations	$126	$56	$80	$262
Change excluding special items	0	$2	($12)	($10)

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(Millions of Dollars)
Reconciliation of First Quarter Reported
Earnings and Earnings from Ongoing Operations

Supply	Pennsylvania Delivery	International Delivery	Total
Qtr. Ending Mar. 31, 2007				
Reported earnings	$0.30	$0.15	$0.07	$0.52
Special Items:				
MTM adj's from energy-related, non-trading economic hedges	0.03			0.03
PJM billing dispute				
Divestiture of Latin American businesses			(0.11)	(0.11)
Impairment of telecommunications assets	(0.05)			(0.05)
	(0.02)		(0.11)	(0.13)
Earnings from ongoing operations	$0.32	$0.15	$0.18	$0.65
Qtr. Ending Mar. 31, 2006				
Reported earnings	$0.37	$0.15	$0.21	$0.73
Special Items:				
MTM adj's from energy-related, non-trading economic hedges	0.02			0.02
Off-site remediation of ash basin leak				
Enron reserve adjustment	0.03			0.03
	0.05			0.05
Earnings from ongoing operations	$0.32	$0.15	$0.21	$0.68
Change excluding special items	0.00	0.00	($0.03)	($0.03)

(Dollars Per Share)
Reconciliation of First Quarter Reported Earnings
and Earnings from Ongoing Operations

Forecast		Actual	
	Hgh 2007	Low 2007	2006	2005
Per Share Earnings from Ongoing Operations	$2.40	$2.30	$2.25	$2.08
Special items (net of taxes):				
MTM adj's from energy-related, non-trading economic hedges	0.03	0.03	(0.03)	
Write-off of Hurricane Isabel regulatory asset			(0.02)	
Synfuels impairment			(0.01)	
Sale of interest in Griffith			(0.04)	
Enron reserve adjustment			0.03	
Stock-based compensation adjustment				(0.01)
Conditional asset retirement obligation				(0.02)
Off-site remediation of ash basin leak			0.02	(0.07)
Sale of Sundance				(0.12)
PJM billing dispute			0.01	(0.07)
NorthWestern litigation				(0.02)
Benefits related to Black Lung Trust assets			0.05	
Susquehanna workforce reduction			(0.01)	
Impairment of nuclear decom. trust investments			(0.01)	
Divestiture of Latin American businesses	(0.11)	(0.11)		
Impairment of telecommunications assets	(0.05)	(0.05)		
	(0.13)	(0.13)	(0.01)	(0.31)
Reported Earnings Per Share	$2.27	$2.17	$2.24	$1.77

Note: Per share amounts are based on diluted shares outstanding.

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Reconciliation of PPL’s Reported Earnings and
Earnings from Ongoing Operations

Credit Ratings

	Moody's	Standard & Poor's	Fitch
PPL Corporation			
Issuer Rating	Baa2	BBB	
Outlook	STABLE	STABLE	STABLE
PPL Energy Supply			
Issuer Rating		BBB	
Senior Notes	Baa2	BBB	BBB+
Commercial paper	P-2	A-2	F-2
Outlook	STABLE	STABLE	STABLE
PPL Capital Funding			
Senior Unsecured Debt	Baa2	BBB-	BBB
Subordinated Debt	Baa3	BB+	BBB-
Medium-Term Notes	Baa2	BBB-	BBB
Outlook	STABLE	STABLE	STABLE
PPL Electric Utilities			
Issuer Rating	Baa1	A-	
First Mortgage Bonds	A3	A-	A-
Pollution Control Bonds*	Aaa	AAA	
Senior Secured Debt	A3	A-	A-
Commercial Paper	P-2	A-2	F-2
Preferred Stock	Baa3	BBB	BBB+
Preference Stock	Baa3	BBB	BBB
Outlook	STABLE	STABLE	STABLE

*Insured

A-17

Credit Ratings (cont.)

	Moody's	Standard & Poor's	Fitch
PPL Transition Bond Co.			
Transition Bonds	Aaa	AAA	AAA
PPL Montana			
Pass-Through Certificates	Baa3	BBB-	BBB
Outlook	STABLE	STABLE	
WPD Holdings Limited			
Issuer Rating	Baa3	BBB-	BBB-
Senior Unsecured Debt	Baa3	BBB-	BBB
Commercial Paper		A-3	
Outlook	STABLE	STABLE	STABLE
WPD Holdings LLP			
Issuer Rating		BBB-	BBB
Commercial Paper		A-3	
Preferred Stock	Baa3	BB	BBB
Outlook	STABLE	STABLE	STABLE
Western Power Distribution (South Wales) PLC			
Issuer Rating		BBB+	BBB+
Senior Unsecured Debt	Baa1	BBB+	A-
Commercial Paper		A-2	F2
Outlook	STABLE	STABLE	STABLE
Western Power Distribution (South West) PLC			
Issuer Rating	Baa1	BBB+	BBB+
Senior Unsecured Debt	Baa1	BBB+	A-
Commercial Paper	P-2	A-2	F2
Outlook	STABLE	STABLE	STABLE

A-18

Statements contained in this presentation, including statements with respect to future earnings, energy prices, margins and sales, marketing performance, regulatory action, growth, rates, revenues, expenses, cash flows, cash from operations, dividends, credit profile, business dispositions, financing, capital additions and expenditures, and generating capacity and availability, are “forward-looking statements” within the meaning of the federal securities laws.
Although PPL Corporation believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. The following are among the important factors that could cause actual results to differ materially from the forward-looking statements:  market demand and prices for energy, capacity and fuel; market prices for crude oil and the potential impact on synthetic fuel operations, synthetic fuel purchases from third parties and the phase-out of synthetic fuel credits; weather conditions affecting generation production, customer energy usage and operating costs; competition in retail and wholesale power markets; liquidity of wholesale power markets; the effect of any business or industry restructuring; the profitability and liquidity, including access to capital markets and credit facilities, of PPL Corporation and its subsidiaries; new accounting requirements or new interpretations or applications of existing requirements; operation and availability of existing generation facilities and operating costs; transmission and distribution system conditions and operating costs; current and future environmental conditions and requirements and the related costs of compliance, including environmental capital expenditures and emission allowance and other expenses; significant delays in the planned installation of pollution control equipment at certain coal-fired generating units in Pennsylvania because of weather conditions, contractor performance or other reasons; market prices of commodity inputs for ongoing capital expenditures; collective labor bargaining negotiations; development of new projects, markets and technologies; performance of new ventures; asset acquisitions and dispositions; disposition proceeds; political, regulatory or economic conditions in states, regions or countries where PPL Corporation or its subsidiaries conduct business; any impact of  hurricanes or other severe weather on PPL Corporation’s business, including any impact on fuel prices; receipt of necessary governmental permits, approvals and rate relief; new state, federal or foreign legislation, including new tax legislation; state, federal and foreign regulatory developments; the impact of any state, federal or foreign investigations applicable to PPL
Corporation and its subsidiaries and the energy industry; capital markets conditions, including changes in interest rates, and decisions regarding capital structure; stock price performance of PPL Corporation; the market prices of equity securities and the impact on pension costs and resultant cash funding requirements for defined benefit pension plans; securities and credit ratings; foreign currency exchange rates; the outcome of litigation against PPL Corporation and its subsidiaries; potential effects of threatened or actual terrorism or war or other hostilities; and the commitments and liabilities of PPL Corporation and its subsidiaries. Any such forward-looking statements should be considered in light of such important factors and in conjunction with PPL Corporation’s Form 10-K and other reports on file with the
Securities and Exchange Commission.

Forward-Looking Information Statement

“Earnings from ongoing operations” excludes the impact of special items. Special items include charges, credits or gains that are unusual or non-recurring and the mark-to-market impact of energy-related, non-trading economic hedges. The mark-to-market impact of these hedges is economically neutral to the company in that offsetting gains or losses on underlying accrual positions will be recognized as energy is delivered over the terms of the contracts. Earnings from ongoing operations should not be considered as an alternative to reported earnings, or net income, which is an indicator of operating performance determined in accordance with generally accepted accounting principles (GAAP). PPL believes that earnings from ongoing operations, although a non-GAAP measure, is also useful and meaningful to investors because it provides them with PPL’s underlying earnings performance as another criterion in making their investment decisions. PPL’s management also uses earnings from ongoing operations in measuring certain corporate performance goals. Other companies may use different measures to present financial performance.
“Free cash flow before dividends” is derived by deducting capital expenditures and other investing activities-net, as well as the repayment of transition bonds, from cash flow from operations.  Free cash flow before dividends should not be considered as an alternative to cash flow from operations, which is determined in accordance with
GAAP. PPL believes that free cash flow before dividends, although a non-GAAP measure, is an important measure to both management and investors since it is an indicator of the company’s ability to sustain operations and growth without additional outside financing beyond the requirement to fund maturing debt obligations. Other companies may calculate free cash flow before dividends in a different manner.
Definitions of Financial Measures